UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement.

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☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12
Morgan Stanley Direct Lending Fund
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other th
a
n the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Morgan Stanley Direct Lending Fund

1585 Broadway

New York, NY 10036

April 17, 2026

To Our Stockholders:

We are pleased to invite you to participate in the 2026 Annual Meeting of Stockholders (the “Meeting”) of Morgan Stanley Direct Lending Fund (“we,” “us,” “our,” or the “Company”) to be held virtually on June 1, 2026, at 9:30 a.m. Eastern Time, at the following website: www.virtualshareholdermeeting.com/MSDLF2026. The following pages include a formal notice of the Meeting and our proxy statement. The Notice of Internet Availability of Proxy Materials you received and our proxy statement describe the matters on the agenda for the Meeting. Please read these materials so that you will know what we intend to act on at the Meeting.

At the virtual Meeting, you will be asked to consider and vote upon proposals to elect two of our directors and to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

After careful consideration, our Board of Directors, including our directors that are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, has determined that each of the proposals to be considered and voted on at the Meeting is in the best interests of the Company and its stockholders. Our Board of Directors unanimously recommends that you vote “FOR” the election of both of our director nominees and “FOR” the ratification of our selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

It is important that your shares be represented at the Meeting, regardless of whether you plan to participate in the virtual Meeting. Please vote your shares as soon as possible through any of the voting options available to you as described in the Notice of Internet Availability of Proxy Materials.

On behalf of management and our Board of Directors, we thank you for your continued support of the Company.

Sincerely,

/s/ Erin Hood
Erin Hood
Secretary

New York, NY

April 17, 2026

MORGAN STANLEY DIRECT LENDING FUND

1585 Broadway

New York, NY 10036

NOTICE OF THE VIRTUAL 2026 ANNUAL MEETING OF STOCKHOLDERS

Online Meeting Only -  No Physical Meeting Location

www.virtualshareholdermeeting.com/MSDLF2026

June 1, 2026, 9:30 a.m. Eastern Time

To Our Stockholders:

Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Meeting”) of Morgan Stanley Direct Lending Fund (“we,” “us,” “our,” or the “Company”) will be held virtually on June 1, 2026, at 9:30 a.m. Eastern Time at the following website: www.virtualshareholdermeeting.com/MSDLF2026. The Meeting is being held for the following purposes:

1.	To elect two directors, each to serve for a three-year term until his successor has been elected and qualified or until his earlier resignation, removal, death or incapacity.

2.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Only stockholders of record at the close of business on April 6, 2026 (the “Record Date”) are entitled to notice of and to vote at the Meeting or at any postponement or adjournment thereof.

We are furnishing the proxy statement and proxy card to our stockholders on the internet, rather than mailing printed copies of those materials to each stockholder. Since you received a Notice of Internet Availability of Proxy Materials, you will not receive printed copies of the proxy statement and proxy card unless you request them by following the instructions on the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement and vote your proxy. If you have not received a copy of the Notice of Internet Availability of Proxy Materials, please contact us by email at msdl@morganstanley.com or by phone at 212-761-4000. You may also contact us by mail sent to our principal executive offices: Morgan Stanley Direct Lending Fund, 1585 Broadway, 23rd Floor, New York, NY 10036, Attention: Erin Hood.

If you are unable to participate in the Meeting, we encourage you to vote your proxy by following the instructions provided on the Notice of Internet Availability of Proxy Materials or the proxy card. Stockholders may also request from us free of charge printed copies of the proxy statement and proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials. In the event there are not sufficient votes for a quorum at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

Our Board of Directors unanimously recommends that you vote “FOR” the election of both of our director nominees and “FOR” the ratification of our selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

The proxy statement provides a detailed description of each of the proposals and other related matters. We urge you to read the proxy statement carefully and in its entirety.

By Order of the Board of Directors,

/s/ Erin Hood
Secretary

New York, NY

April 17, 2026

The proxy statement, a form of proxy card and the Company’s 2025 annual report to the stockholders, which consists of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available online at www.proxyvote.com. If you plan on participating in the virtual Meeting, whether or not you intend to vote your shares at the Meeting, please follow the instructions in your Notice of Internet Availability of Proxy Materials or the instructions that accompanied your proxy materials. Please allow time to complete online check in procedures prior to the start of the Meeting.

To ensure a quorum is present at the Meeting, stockholders are requested to follow the instructions provided on the Notice of Internet Availability of Proxy Materials to vote their shares or to request, execute and return promptly a proxy card. Votes pursuant to this proxy statement are being solicited by the Board of Directors of the Company. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised, subject to the voting deadlines that are described in the proxy statement. Any such notice of revocation may be provided by the stockholder in the same manner as the proxy being revoked.

You may contact us by mail sent to our principal executive offices: Morgan Stanley Direct Lending Fund, 1585 Broadway, 23rd Floor, New York, NY 10036, Attention: Erin Hood.

Morgan Stanley Direct Lending Fund

1585 Broadway

New York, NY 10036

PROXY STATEMENT

FOR THE VIRTUAL 2026 ANNUAL MEETING OF STOCKHOLDERS

Proxies are being solicited on behalf of the Board of Directors (the “Board”) of Morgan Stanley Direct Lending Fund, which is sometimes referred to in this proxy statement as “we,” “us,” “our” or the “Company,” for use at the Company’s 2026 Annual Meeting of Stockholders (the “Meeting”) to be held virtually on June 1, 2026, at 9:30 a.m. Eastern Time at the following website: www.virtualshareholdermeeting.com/MSDLF2026. Only holders of record of our common stock at the close of business on April 6, 2026 (the “Record Date”) will be entitled to notice of and to vote at the virtual Meeting. At the close of business on the Record Date, we had 85,286,212 shares of common stock outstanding and entitled to vote at the Meeting.

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials on the Internet, including the proxy statement and the form of proxy (collectively, the “Proxy Statement”) and the Company’s annual report to stockholders (the “Annual Report”), which consists of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Form 10-K”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) was distributed on or about April 17, 2026 to our stockholders of record as of the close of business on the Record Date. Stockholders are able to (1) access the proxy materials on a website referred to in the Notice or (2) request that a printed set of the proxy materials be sent, at no cost to them, by following the instructions in the Notice. You will need the 16-digit control number that is included with the Notice to authorize your proxy for your shares through the Internet or by telephone. If you have not received a copy of the Notice, please contact us by mail sent to the attention of the Secretary of the Company, Erin Hood, by email at msdl@morganstanley.com or by phone at 212-761-4000. You may also contact us by mail sent to our principal executive offices: Morgan Stanley Direct Lending Fund, 1585 Broadway, 23rd floor, New York, NY 10036, Attention: Erin Hood.

Annual Meeting Information

The Meeting will be completely virtual and conducted only via a live webcast. There will be no physical meeting location. The virtual Meeting will be held on June 1, 2026 at 9:30 a.m., Eastern Time. To participate in the Meeting, visit www.virtualshareholdermeeting.com/MSDLF2026 and enter the 16-digit control number included in your Notice, on the proxy card you received, or in the instructions that accompanied your proxy materials for the Company. Online check-in will begin at 9:15 a.m., Eastern Time. Please allow time for online check-in procedures. For questions regarding the virtual Meeting please call the support number that will be posted on the virtual Meeting platform log-in page.

You are entitled to participate in the virtual Meeting only if you are a stockholder of the Company as of the close of business on the Record Date or you hold a valid proxy for the Meeting.

General

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if the proxy is executed and returned (and not revoked) prior to the Meeting, the shares of the Company’s common stock represented by the proxy will be voted (1) FOR the election of two director candidates nominated by the Board, (2) FOR the ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and in the discretion of the named proxies on any other matters that may properly come before the Meeting or at any postponement or adjournment thereof.

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the Record Date.

The Meeting is being held for the following purposes:

1.

To elect two directors of the Company (the “Directors”), each to serve for a three-year term until his successor has been elected and qualified or until his earlier resignation, removal, death or incapacity.

2.	To ratify the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

3.	To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.

Quorum, Effect of Abstentions and Broker Non-Votes, Vote Required to Approve the Proposals

The holders of at least one-third of the capital stock issued and outstanding must be present virtually or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. If you have properly voted by proxy online or via telephone or mail and did not subsequently revoke your proxy, you will be considered part of the quorum. We will count “abstain” votes as present for the purpose of establishing a quorum for the transaction of business at the Meeting. If at any time shares are held through brokers, we will count broker non-votes, if any, as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters. Proposal 2, the ratification of the selection of Deloitte, is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with proxy instructions, by returning a proxy card or by other arrangement with your broker or nominee, your broker or nominee will be able to vote your shares for you on this routine matter. Stockholders do not have cumulative voting rights or rights of appraisal.

The Company’s bylaws (the “Bylaws”) provide that the affirmative vote of a majority of the total votes cast “for” or “against” a nominee for Director at a duly called meeting of stockholders at which a quorum is present is required to elect a Director in an uncontested election. In a contested election, Directors are elected by a plurality of the votes cast at a meeting of stockholders duly called and at which a quorum is present. An election shall be considered contested if, as of the date of the proxy statement, there are more nominees for election than the number of Directors to be elected. Under the Bylaws, the Board may amend the Bylaws to alter the vote required to elect Directors.

The affirmative vote of the majority of shares represented at the Meeting and voting on the proposal will determine the outcome of the ratification of our independent registered public accounting firm.

For each of these proposals, “abstain” votes and broker non-votes, if any, though counted for purposes of establishing a quorum, will not be considered as votes cast and, as a result, will have no effect on the outcome of the vote.

The inspector of elections appointed for the Meeting will separately tabulate “for” and “against” votes, “abstain” votes and broker non-votes.

Adjournment of Meeting

The chairman of the meeting shall have power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, for any reason, including until a quorum shall be present or represented. If the Meeting is adjourned and a quorum is present at such adjournment, any business may be transacted which might have been transacted at the Meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at such meeting.

The stockholders present, either virtually or by proxy, at a meeting that has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than required to establish a quorum.

Proxies for the Meeting

The named proxies for the Meeting are Orit Mizrachi and David Pessah (or their duly authorized designees), who will follow submitted proxy voting instructions. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each Director nominee named below and FOR the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and to vote on any other matters properly presented at the Meeting in their judgment.

Expenses of Soliciting Proxies

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and distributing the Notice and, if requested, this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card, and the Annual Report, which consists of the Company’s 2025 Form 10-K.

Proxies will be solicited by mail, email or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom the Company will reimburse for its expenses in so doing. In addition, proxies may be solicited in person and by telephone or facsimile transmission by Directors and officers of the Company, or certain employees of and affiliates of the Company’s investment adviser without special compensation therefor. The Company has retained D.F. King & Co., Inc., an independent proxy solicitation firm, to assist us in soliciting proxies for an estimated fee of $15,000, plus reimbursement of reasonable expenses. The Company has also retained Broadridge Financial Solutions Inc. to assist in the distribution of the Company’s proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge Financial Solutions Inc.’s services with respect to the Company is estimated to be approximately $50,000 plus reasonable out-of-pocket expenses.

Householding of Proxy Materials

Under rules adopted by the SEC, companies and intermediaries (e.g., brokers) may satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. The rules also apply to the delivery of the Notice.

The Bylaws allow us to give a single notice to all stockholders who share an address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. A single copy of the Notice or, if applicable, our Proxy Statement and our Annual Report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to the Company, Attention: Erin Hood, by email at msdl@morganstanley.com or by phone at 212-761-4000. You may also contact us by mail sent to our principal executive offices: Morgan Stanley Direct Lending Fund, 1585 Broadway, 23rd Floor, New York, NY 10036. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice and/or Proxy Statement and Annual Report, please notify your broker. Stockholders who currently receive multiple copies of the Notice and/or Proxy Statement and Annual Report at their addresses and would like to request “householding” of their communications should contact their brokers.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by (1) delivering a written revocation notice prior to the Meeting to the Company, Attention: Secretary, 1585 Broadway, 23rd Floor, New York, NY 10036; (2) submitting a later-dated proxy card, a later-dated electronic vote via the website stated on the proxy card, or a later-dated vote using the toll-free telephone number stated on the proxy card; or (3) voting at the virtual Meeting. If a stockholder holds shares of common stock through a broker, bank or other nominee, the stockholder must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Participating in the Meeting does not revoke a proxy unless the stockholder also votes at the Meeting.

Contact Information for Proxy Solicitation

You can contact us by email at msdl@morganstanley.com or by phone at 212-761-4000. You may also contact us by mail sent to the attention of the Secretary of the Company, Erin Hood, at our principal executive offices located at 1585 Broadway, 23rd Floor, New York, NY 10036. You can access our proxy materials online at www.proxyvote.com using the 16-digit control number found on your Notice and in the box at the bottom right of your Proxy Card.

You can also contact our proxy solicitor, D.F. King & Co., Inc., toll-free at (888) 625-2588 or by email at MSDL@dfking.com with any questions you may have regarding our proposals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of the Record Date, the beneficial ownership as indicated in the Company’s books and records of each current Director, each nominee for Director, each executive officer of the Company, the executive officers and Directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based on Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons.

The percentage ownership is based on 85,286,212 shares of the Company’s common stock outstanding as of the Record Date. To our knowledge, except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is c/o Morgan Stanley Direct Lending Fund, 1585 Broadway, 23rd Floor, New York, NY 10036.

Name of Individual or Identity of Group	Type of ownership	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned(1)
Directors and Executive Officers:
Interested Directors
David N. Miller(2)	Record/Beneficial	32,168	*
Michael Occi	Record/Beneficial	28,500	*
Independent Directors			*
Joan Binstock(3)	Record/Beneficial	50,042	*
Bruce D. Frank(4)	Record/Beneficial	4,387	*
Kevin Shannon	Record/Beneficial	39,336.7001	*
Adam Metz(5)	Record/Beneficial	76,753	*
Executive Officers Who Are Not Directors			*
Orit Mizrachi	Record/Beneficial	5,867	*
Jeffrey Day	Record/Beneficial	22,818	*
Ashwin Krishnan	Record/Beneficial	3,000
David Pessah	Record/Beneficial	5,400	*
Jonathan Frohlinger	Record/Beneficial	—	—
Hope Brown	Record/Beneficial	—	—
All Directors and Executive Officers as a Group (twelve persons)		268,271.7001	*
Beneficial Ownership of 5% or More:
MS Credit Partners Holdings Inc.(6)	Record/Beneficial	9,727,311	11.41%
Morgan Stanley(7)	Record/Beneficial	4,371,105	5.10%

*	Represents less than 1.0% of the issued and outstanding shares of our common stock as of the Record Date.
(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table.

(2)	Mr. Miller is the owner of the MSSB C/F David Nathan Miller IRA, which owns the reported securities.

(3)

Ms. Binstock is the grantor and trustee of the Joan A Binstock Revocable Trust, which owns the reported securities. Ms. Binstock disclaims beneficial ownership of shares of common stock held by the Joan A Binstock Revocable Trust, except to the extent of her pecuniary interest therein.

(4)	Mr. Frank is the owner of an individual retirement account, which owns the reported securities.
(5)

Mr. Metz is the settlor and trustee of the Adam Metz 2006 Trust, which owns 48,505 of the reported shares of common stock. Mr. Metz disclaims beneficial ownership of shares of common stock held by the Adam Metz 2006 Trust, except to the extent of his pecuniary interest therein. Mr. Metz is partner of the Metz Investments LP account, which owns 28,248 of the reported shares of common stock.

(6)

MS Credit Partners Holdings Inc., a Delaware corporation, is a wholly owned subsidiary of MS Holdings Incorporated, a Delaware corporation, which is a wholly owned subsidiary of Morgan Stanley, a Delaware corporation. The address of each of MS Credit Partners Holdings Inc., MS Holdings Incorporated, and Morgan Stanley is 1585 Broadway, New York, NY 10036. Morgan Stanley has no obligation, contractual or otherwise, to financially support the Company. Morgan Stanley has no history of financially supporting any of the business development companies on the MS Private Credit platform, even during periods of financial distress.

(7)

Information obtained from a Schedule 13G jointly filed by Morgan Stanley (“MS”) and Morgan Stanley Investment Management Inc. (“MSIM”) on February 12, 2026 reporting share ownership as of December 31, 2025. As of December 31, 2025, (i) MS disclosed shared voting power over 565,866 shares of common stock and shared dispositive power over 4,371,105 shares of common stock and (ii) MSIM disclosed shared voting power over 563,646 shares of common stock and shared dispositive power over 4,368,855 shares of common stock. The shares of common stock reported on such joint Schedule 13G filing by MSIM are held by or on behalf of clients of MSIM, a wholly-owned subsidiary of MS, in its capacity as investment adviser. The address of MS and MSIM is 1585 Broadway, New York, NY 10036.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board is presently composed of six Directors, divided into three classes, each serving staggered three-year terms. The term of our Class I Directors will expire at the Meeting; the term of our Class II Directors will expire at the 2027 annual meeting of stockholders; and the term of our Class III Directors will expire at the 2028 annual meeting of stockholders.

The Board has nominated each of David N. Miller and Kevin Shannon, as a Director, each to serve until his successor has been elected and qualified at the annual meeting of stockholders to be held in 2029 or until his earlier resignation, removal, death or incapacity. Mr. Miller currently serves as a Chair of the Board of Directors of the Company. Mr. Shannon currently serves as a Director of the Company and is the Chair of the Compensation Committee of the Board (the “Compensation Committee”) and is a member of the Audit Committee of the Board (the “Audit Committee”) and the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”). The Board has determined that Mr. Shannon is not an “interested person” of the Company, of MS Capital Partners Adviser Inc., our investment adviser (the “Adviser”), or of any of their respective affiliates, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Director”).

Each of Messrs. Miller and Shannon has consented to being named in this Proxy Statement and to serving as a Director if elected at the Meeting. If, for any reason, Messrs. Miller and Shannon becomes unable or unwilling to serve at the time of the Meeting, the persons named as proxies in the proxy will have the authority to vote for a substitute nominee or nominees. We do not anticipate Messrs. Miller and Shannon will be unable or unwilling to serve.

The Board recommends that stockholders vote “FOR” the Company’s nominees for Directors.

Biographical Information

The Board has determined that each of the Directors is qualified to serve as our Director, based on a review of the experience, qualifications, attributes and skills of each Director, including those described below. The Board has determined that each Director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. Each of our Directors has demonstrated high character and integrity and has expertise and diversity of experience to be able to offer advice and guidance to our management. In addition, set forth further below is a biography of each executive officer of the Company who is not a Director. Unless otherwise indicated by footnote, the address for each listed individual is c/o Morgan Stanley Direct Lending Fund, 1585 Broadway, 23rd Floor, New York, NY 10036.

	Age	Position(s) held with the Company	Expiration of Term	Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past Five Years

Nominees for Class I Directors
Interested Director
David Miller(2)	50	Chair of the Board of Directors	2026	2019	Global Head of Private Credit & Equity at Morgan Stanley and a member of the Morgan Stanley Investment Management (“MSIM” or “IM”) operating committee since 2016	6	None
Independent Director
Kevin Shannon	71	Director	2026	2019	Retired	6	None

Incumbent Class II Directors
Interested Director
Michael Occi(3)	42	Chief Executive Officer and Director	2027	2025	Chief Executive Officer of the Company since July 2025; Chief Executive Officer of the other MS BDCs (as defined below) since July 2025; President of the Company and the other MS BDCs from January 2025 to July 2025; Chief Administrative Officer of the Company and the other MS BDCs from January 2023 to January 2025; Managing Director of MSIM since April 2022	6	None

	Age	Position(s) held with the Company	Expiration of Term	Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past Five Years
Independent Director
Joan Binstock	72	Director	2027	2019	Senior Advisor at Lovell Minnick Partners, LLC since July 2018	6	Confluence Technologies, Inc. since April 2023; The 2023 ETF Series Trusts since 2023; Brown Brothers Harriman US Mutual Funds since September 2019; KKR Real Estate Select Trust, Inc. since August 2020

Incumbent Class III Directors
Independent Directors
Bruce D. Frank	72	Director	2028	2019	Retired	6	Landsea Homes Corp. from January 2015 to July 2025
Adam Metz	64	Director	2028	2019	Interim Chief Executive Officer of Seritage Growth Properties (NYSE: SRG) since April 2025	6	Seritage Growth Properties (NYSE: SRG) since March 2022; Hammerson PLC since July 2019

(1)

The “Fund Complex” consists of the Company, T Series Middle Market Loan Fund LLC (“T Series”), North Haven Private Income Fund LLC (“PIF”), North Haven Private Income Fund A LLC (“PIF A”), LGAM Private Credit LLC (“LGAM”), and SL Investment Fund II LLC (“SLIF”), each a business development company (“BDC” and, together, the “MS BDCs”), that has the same investment adviser as the Company.

(2)

Mr. Miller is an Interested Director (as defined below) due to his position as Global Head of Private Credit & Equity of Morgan Stanley, an affiliate of the Adviser, and a member of the MSIM operating committee.

(3)	Mr. Occi is an Interested Director due to his position as Chief Executive Officer of the Company and Co-Head of the Private Credit team at Morgan Stanley, an affiliate of the Adviser.

Set forth below is certain information relating to our Directors, including details on each Director nominee’s specific experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a Director of the Company.

Nominees for Class I Directors

Interested Director

David N. Miller has served as the Chair of the Board since October 2019 and has served in the same capacity for each of the other MS BDCs since their formation. Mr. Miller is the Global Head of Private Credit & Equity at Morgan Stanley and a member of the MSIM operating committee. Mr. Miller joined Morgan Stanley in August 2016 and has over 25 years of investing experience. Prior to joining Morgan Stanley, from 2012 to

January 2016, Mr. Miller was the President and Chief Executive Officer of Silver Bay Realty Trust Corp. (“Silver Bay”), a publicly traded real estate investment trust he co-founded in 2011 to capitalize on the significant dislocation in the residential housing market. Prior to Silver Bay, Mr. Miller was a Managing Director at Pine River Capital Management and Two Harbors Investment Corp. where he focused on investment strategy and new business development. During the global financial crisis (2008—2011), Mr. Miller served in various roles at the U.S. Department of Treasury (“Treasury”), including as the Chief Investment Officer of the Troubled Asset Relief Program where he created complex crisis response investment programs and managed its $700 billion portfolio. Prior to Treasury, Mr. Miller held various investment roles, including as a portfolio manager at HBK Investments and in the Special Situations Group at Goldman Sachs & Co., where he focused on opportunistic investments in public and private debt and equity. Mr. Miller received an M.B.A. from Harvard Business School and a B.A. magna cum laude in Economics from Dartmouth College where he was elected to Phi Beta Kappa. Mr. Miller’s investing experience and experience as a senior officer of several finance companies led our Nominating and Corporate Governance Committee to conclude that Mr. Miller is qualified to serve as a Director.

Independent Director

Kevin Shannon has served as a member of the Board since October 2019 and Chair of the Compensation Committee since September 2023. Mr. Shannon has also served as a member of the board of directors of each of the other MS BDCs since their formation. Mr. Shannon also serves on the Advisory Committee of Efferent Health, LLC, a private healthcare startup venture in the medical imaging and database management field. Mr. Shannon previously served as the Chief Financial Officer of the Harvard Management Company, Inc., the investment advisor for Harvard University’s general investment account, from September 2009 to April 2020. Mr. Shannon served on the Operating Committee from September 2009 to December 2018 and chaired the Valuation Committee from June 2015 to December 2017. In addition, since December 2016, he has overseen both investment and operations of Harvard University’s Trust & Gifts Group. Prior to joining Harvard Management Company, Inc., Mr. Shannon was the Chief Financial Officer and an Executive Vice President at Moore Capital Management, LLC, a large multi-strategy private investment company, where he worked for 15 years. During his tenure he was responsible for all treasury functions and served as a member of the board of directors, Risk Committee, and Valuation Committee. Mr. Shannon served two consecutive terms on the board of directors of the Managed Funds Association, a group representing the global alternative investment industry and its investors and was a member of its Executive Committee as Vice Chairman and Treasurer. Prior to Moore Capital Management, LLC, he was a senior executive at Lehman Brothers where he served as Senior Vice President and Chief Financial Officer of Lehman’s derivative products subsidiary and earlier as Director of Firm Trading Accounting and Controls. Prior to joining Lehman Brothers, Mr. Shannon began his career as an auditor at KPMG LLP, serving financial services clients. Mr. Shannon served a two-year tenure as a part-time adjunct lecturer with Baruch College’s Department of Accounting. Mr. Shannon takes an active role in his community; he served on the board of Help for Children for 20 years until December 31, 2023 and was formerly a member of the Audit and Executive Committees, and he is currently a member of the Boston Economics Club. Mr. Shannon received his Bachelor of Science degree, magna cum laude, from New York University and an M.B.A. from Fairleigh Dickinson University. Mr. Shannon’s investing experience and experience as a senior executive officer in several finance companies led our Nominating and Corporate Governance Committee to conclude that Mr. Shannon is qualified to serve as a Director.

Incumbent Class II Directors: Term Expiring 2027

Interested Director

Michael Occi has served as our Chief Executive Officer and a member of the Board since July 2025 and serves in the same capacity for each of the other MS BDCs. Mr. Occi previously served as our President from January 2025 until his appointment as Chief Executive Officer, and as our Chief Administrative Officer from January 2023 until his appointment as President. Mr. Occi has been a Managing Director of MSIM since

April 2022. Mr. Occi joined Morgan Stanley in 2006. Prior to joining MSIM, Mr. Occi served as Head of Financial Institutions Equity Capital Markets between May 2019 and April 2022. Previously, Mr. Occi held a variety of other roles within Equity Capital Markets as well as in the financial institutions coverage areas in Fixed Income Capital Markets and in the Investment Banking Division. Mr. Occi graduated magna cum laude from Georgetown University, with a BA in Finance and Accounting.

Independent Director

Joan Binstock has served as a member of our Board and Chair of our Nominating and Corporate Governance Committee since October 2019 and has also served in the same capacity for each of the other MS BDCs since their formation. Ms. Binstock has served as an Advisor at Lovell Minnick Partners, LLC since July 2018, where she is responsible for assisting the firm on deal and operational due diligence activities across all portfolio companies. In addition, she has been a director of the Brown Brothers Harriman US Mutual Funds since September 2019, a member of the board of directors and the Audit Chair of KKR Real Estate Select Trust, Inc., a closed-end management investment company that has elected to be treated as a real estate investment trust, since August 2020, a member of the board of directors of Confluence Technologies, Inc. since April 2023 and a member of the board of directors and Audit Chair of The 2023 ETF Series Trust since 2023. Ms. Binstock served as a Director of SimCorp A/S from April 2018 to March 2023. Ms. Binstock was a Partner at Lord, Abbett & Co. LLC from 2000 to March 2018, where she served as the Chief Financial Officer. Previously, Ms. Binstock was the Chief Operating Officer at Morgan Grenfell Asset Management. Prior to that, she was a Principal and National Director of the Regulatory and Risk Management Practice at Ernst & Young LLP, the Chief Administrative Officer at BEA/Credit Suisse, and the Chief Administrative Officer of the Capital Markets Group at Goldman Sachs. She served as a Member of the Association of Institutional Investors Board of Directors and was a Member of the Global Board of Managers of Omgeo LLC until January 2018. Ms. Binstock is on the board of the Duke School of Medicine Board of Visitors and previously served on the board of the Greystone Foundation, each of which is a nonprofit organization. Ms. Binstock is a licensed Certified Public Accountant. She holds a M.B.A. from New York University and a B.A. from the University of Binghamton. Ms. Binstock’s investing experience and experience as a senior executive officer in several finance companies led our Nominating and Corporate Governance Committee to conclude that Ms. Binstock is qualified to serve as a Director.

Incumbent Class III Directors: Term Expiring 2028

Independent Directors

Bruce D. Frank has served as a member of the Board and Chair of the Audit Committee since October 2019 and has served in the same capacity for each of the other MS BDCs since their formation. Mr. Frank previously served on the board of directors of Landsea Homes Corporation, a single-family home builder, from January 2015 to July 2025; the board of directors of VEREIT, Inc., a real estate operating company, from July 2014 to March 2017; and the board of directors of ACRE Realty Investors Inc., a real estate investment and operating company, from November 2014 to December 2018. Mr. Frank was a Senior Partner at Ernst & Young LLP’s real estate practice within the assurance service line from April 1997 through June 2014. Prior to joining Ernst & Young LLP, Mr. Frank worked at KPMG LLP, a public accounting firm, for 17 years. He has over 35 years of experience providing assurance services to prominent public and private owners, investors and developers, both domestically and globally. His extensive experience has included working on initial public offerings and assisting acquirers in consummating acquisition transactions. Mr. Frank received a Bachelor of Science degree in Accounting from Bentley University, is a member of the American Institute of Certified Public Accountants and is a Certified Public Accountant in the State of New York. Mr. Frank’s past experience as an accountant led our Nominating and Corporate Governance Committee to conclude that Mr. Frank is qualified to serve as a Director.

Adam Metz has served as a member of the Board since October 2019 and has served in the same capacity for each of the other MS BDCs since their formation. Mr. Metz has spent over 40 years in the real estate industry.

Mr. Metz has served as a director of Hammerson PLC, a British property company, since July 2019. He also serves as chairman of the board of Seritage Growth Properties (NYSE:SRG), a national owner and developer of retail, residential and mixed-use properties and was named Interim Chief Executive Officer effective April 11, 2025 on March 28, 2025. Mr. Metz joined The Carlyle Group in October 2013 where he served as Head of International Real Estate and a member of the Management Committee until April 2018. Prior to his tenure at Carlyle, he was a Senior Advisor to Texas Pacific Group Capital’s, or TPG, Real Estate Group. Prior to his role at TPG, Mr. Metz was the Chief Executive Officer of General Growth Properties and led the company through one of the largest and most successful bankruptcy and restructurings in real estate investment trust, or REIT, history. Previously, Mr. Metz co-founded Polaris Capital, LLC, a real estate investment firm. Mr. Metz also served as Executive Vice President and Chief Investment Officer of Rodamco, North America, and President and Chief Financial Officer of Urban Shopping Centers. Prior to these roles, Mr. Metz was a Vice President in the Capital Markets group of JMB Realty, and in the Commercial Real Estate Lending Group at The First National Bank of Chicago as a Corporate Lending Officer. Mr. Metz has served on the advisory boards of the real estate programs at both Cornell University and Northwestern University and on the Smithsonian’s Hirshhorn Museum and Sculpture Garden Board of Trustees in Washington, DC, where he serves as Vice Chair. Previously, Mr. Metz served as an independent director on numerous boards including Galata Acquisition Corp., from June 2021 to July 2023, Forest City Enterprises from April 2018 to December 2018, Parkway Properties, Aliansce Shopping Centers S.A., AMLI Residential Properties Trust, Bally Total Fitness Holding Corp., and Chia’sso Acquisition LLC. Mr. Metz received his Bachelor’s degree from Cornell University, and a Masters of Management degree from Northwestern University. Mr. Metz’s investing experience and experience as a senior executive officer in several real estate companies led our Nominating and Corporate Governance Committee to conclude that Mr. Metz is qualified to serve as a Director.

Equity Owned by Directors and Nominees in the Company

The following table sets forth the dollar range of equity securities of the Company and of the other MS BDCs in the Fund Complex beneficially owned by each Director or Director nominee as of the Record Date.

	Dollar Range of Common Stock Beneficially Owned in the Company(1)(2)	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Fund Complex(1)(3)(4)
Interested Directors
David N. Miller	Over $100,000	Over $100,000
Michael Occi	Over $100,000	Over $100,000
Interested Directors
Joan Binstock	Over $100,000	Over $100,000
Bruce D. Frank	$50,001–$100,000	Over $100,000
Kevin Shannon	Over $100,000	Over $100,000
Adam Metz	Over $100,000	Over $100,000

(1)	The dollar ranges used in the above table are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)

The dollar ranges for the Company were determined using the number of shares beneficially owned as of the Record Date multiplied by the closing sales price of the Company’s common stock as reported on the New York Stock Exchange (the “NYSE”) on the Record Date.

(3)

The dollar ranges for PIF were determined using the number of units that were beneficially owned as of the Record Date, multiplied by $18.40 per unit, which was the price at which PIF sold Class S Units on March 1, 2026. The dollar ranges for SLIF were determined using the number of units that were beneficially owned as of the Record Date, multiplied by $20.11 per unit, which was the net asset value per unit as of December 31, 2025. No shares of common stock of T Series, PIF A, or LGAM, were beneficially owned by any Director or Director nominee as of the Record Date.

(4)	The Fund Complex consists of the MS BDCs.

Executive Officers Who Are Not Directors

	Age	Position	Number of Portfolios in Fund Complex Overseen by Officer(1)	Officer Since
Orit Mizrachi	54	Co-President and Chief Operating Officer	6	2019
Jeffrey Day	48	Co-President	6	2025
Ashwin Krishnan	50	Chief Investment Officer	6	2025
David Pessah	40	Chief Financial Officer	6	2023
Jonathan Frohlinger	36	Principal Accounting Officer	1	2024
Hope Brown	52	Chief Compliance Officer	6	2026

(1)	The Fund Complex consists of the MS BDCs.

Orit Mizrachi was appointed as our Co-President in July 2025 and serves in the same capacity for each of the other MS BDCs. Ms. Mizrachi was appointed our Chief Operating Officer in October 2019 and has served in the same capacity for each of the other MS BDCs since their formation. Ms. Mizrachi has been a Managing Director of MSIM since January 2023 and previously served as an Executive Director of MSIM from April 2019 to December 2022. Prior to joining Morgan Stanley in April 2019, Ms. Mizrachi held various senior positions at The Carlyle Group from 2010 to 2018, including the Chief Operating Officer of the direct lending platform and The Carlyle Group’s BDCs as well as serving as interim Chief Financial Officer of The Carlyle Group’s BDCs from September 2014 through March 2015. Prior to joining The Carlyle Group in 2010, Ms. Mizrachi worked in the hedge fund industry as a chief financial officer and controller. Ms. Mizrachi started her career in public accounting as an auditor. Ms. Mizrachi has a Bachelor of Science in Accounting.

Jeffrey Day was appointed as our Co-President in July 2025 and serves in the same capacity for each of the other MS BDCs. Mr. Day has served on the Adviser’s Investment Committee since 2019. Mr. Day is a Managing Director of Morgan Stanley, Head of Direct Lending Capital Markets and Business Development and a member of the executive team for the Direct Lending strategy and a member of the MS Private Credit Investment Committees. Mr. Day joined Morgan Stanley in 2019 and is a Managing Director at MSIM. Prior to joining Morgan Stanley, Mr. Day was a Managing Director at Madison Capital Funding and was involved in sponsor coverage, capital markets, and fundraising. Prior to Madison Capital, he worked in various underwriting, portfolio management, capital markets and relationship management roles at JP Morgan Chase, CapitalSource Finance and GE Capital. Mr. Day earned a BBA in Finance from the Goizueta Business School at Emory University and his MBA in Finance and Management & Strategy from the J.L. Kellogg School of Management at Northwestern University.

Ashwin Krishnan was appointed as our Chief Investment Officer in July 2025 and serves in the same capacity for each of the other MS BDCs. Mr. Krishnan has been a part of the Morgan Stanley Private Credit platform since its inception in 2009 and has been a member of the investment committee of the Adviser since 2019. Mr. Krishnan is Head of North America Private Credit and Portfolio Manager of the Opportunistic Credit strategy at MSIM. He joined Morgan Stanley in 2003 and has more than 22 years of experience. Prior to joining Morgan Stanley, Mr. Krishnan was in the Communications Investment Banking group at UBS. Mr. Krishnan holds an M.S. in Engineering from Columbia University and a B.S. in Industrial Engineering from Bangalore University, India.

David Pessah was appointed as our Chief Financial Officer in December 2023 and serves in the same capacity for each of the other MS BDCs. Mr. Pessah has been a Managing Director of MSIM since December 2023. Prior to joining Morgan Stanley, Mr. Pessah held various positions at Goldman Sachs from September 2010 to November 2023, most recently as the Chief Financial Officer, Treasurer and Chief Accounting Officer of its business development company complex within Goldman Sachs’ Private Credit group. Mr. Pessah started his career in September 2007 at Ernst & Young LLP as an auditor in their financial services group. Mr. Pessah received his Bachelor of Science in Accounting from the University of Delaware and his MBA in Finance from Baruch College.

Jonathan Frohlinger was appointed as our Principal Accounting Officer in May 2024. Mr. Frohlinger has been an Executive Director of MSIM since January 2025 and previously served as a Vice President of MSIM since July 2022. Prior to joining Morgan Stanley, Mr. Frohlinger was a Director at Blackstone Credit (“BXC”) where he held various finance roles for the BXC BDC complex. Prior to BXC, Mr. Frohlinger was an Audit Manager at Ernst & Young LLP. Mr. Frohlinger is a Certified Public Accountant in the State of New York and received his Bachelor of Science with honors in Accounting and Economics from the City University of New York.

Hope Brown was appointed as our Chief Compliance Officer effective January 2026, and serves in the same capacity for each of the other MS BDCs. Ms. Brown has worked in the financial industry since 1995, and has experience in investment company, investment adviser and broker-dealer compliance as well as risk management and vendor management and oversight. Ms. Brown also serves as an Executive Director and Chief Compliance Officer for the Calvert Funds, which are open-end investment companies registered under the Investment Company Act of 1940, as amended, and managed by a wholly owned subsidiary of Morgan Stanley (“Calvert Funds”). Ms. Brown joined Calvert in 2014 and is responsible for all aspects of the Calvert Funds’ compliance program including the development and administration of Calvert Funds’ policies and procedures, and the oversight of the Calvert Funds’ primary service providers. In addition, Ms. Brown is also the Global Head of ESG Compliance Advisory for Morgan Stanley Investment Management. In this role, she is responsible for supporting the global ESG compliance program for the firm. Prior to joining Calvert, Ms. Brown was associated with Wilmington Trust Investment Advisors, Inc. where she served as Vice President, Chief Compliance Officer for the Wilmington Funds. Prior to that, she spent five years as an Assistant Vice President, Risk Management and Compliance Lead Manager, at T. Rowe Price Associates, Inc. Ms. Brown is the co-chair of the Investment Company Institute Chief Compliance Officer Committee. She also currently serves on the Board of Directors of the National Society of Compliance Professionals and University System of Maryland Foundation. Ms. Brown graduated cum laude with a BA in English from the University of Maryland, College Park.

CORPORATE GOVERNANCE

Our Board of Directors

Board Composition

Our Board consists of six members. Pursuant to our Certificate of Incorporation and Bylaws, the Board is divided into three classes, with the members of each class each serving staggered, three-year terms. The term of our Class I Directors will expire at the Meeting; the term of our Class II Directors will expire at the 2027 annual meeting of stockholders; and the term of our Class III will expire at the 2028 annual meeting of stockholders.

Messrs. Miller and Shannon serve as Class I Directors (with a term expiring at the Meeting). Ms. Binstock and Mr. Occi serve as Class II Directors (with a term expiring at the 2027 Meeting). Messrs. Frank and Metz serve as Class III Directors (with a term expiring at the 2028 Meeting). Any Class I Directors elected at the Meeting will have a term expiring at the 2029 annual meeting of stockholders of the Company.

Independent Directors

Pursuant to Section 56 of the 1940 Act, a majority of a BDC’s board of directors must be comprised of persons who are not “interested persons” of the Company, the Adviser, or any of their respective affiliates, as defined in Section 2(a)(19) of the 1940 Act.

Consistent with these considerations, after review of all relevant transactions and relationships between each Director, or any of his or her family members, and the Company, the Adviser, or any of their respective affiliates, the Board has determined that each of Ms. Binstock and Messrs. Frank, Shannon, and Metz qualify as an Independent Director. Each Director who serves on the Audit Committee and Compensation Committee is an Independent Director for purposes of Rule 10A-3 under the Exchange Act and meet the definition of “independent directors” under the corporate governance standards of the NYSE.

Interested Directors

Each of Messrs. Miller and Occi is considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company because of his respective relationship with us, our Adviser or affiliated persons of the Adviser (each, an “Interested Director”).

Meetings and Attendance

Our Board met six times during the year ended December 31, 2025, including four regular quarterly meetings and two special meetings, and acted on certain occasions by written consent. No incumbent Director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she has been a Director) and the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).

Board Attendance

All Directors are expected to attend at least 75% of the aggregate number of meetings of our Board and of the respective committees on which they serve. We require each Director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of our stockholders. Three Directors attended our 2025 annual meeting of stockholders.

Board of Directors Leadership Structure

Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board approves the appointment of our Adviser and officers, reviews and monitors the services and activities performed by our Adviser and executive officers and approves the engagement and reviews the performance of our independent public accounting firm.

Under our Bylaws, our Board may designate a Chair to preside over the meetings of our Board and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board. We do not have a fixed policy as to whether the Chair of the Board should be an Independent Director and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on criteria that are in our best interests and our stockholders at such times.

Presently, David N. Miller serves as the Chair of our Board. Mr. Miller is an “interested person” as defined in Section 2(a)(19) of the 1940 Act of us, and therefore, is an Interested Director. We believe that Mr. Miller’s extensive knowledge of the financial services industry and capital markets in particular qualify him to serve as the Chair of our Board. We believe that we are best served through this existing leadership structure, as Mr. Miller’s relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and our Board, ensuring that both groups act with a common purpose.

Our Board does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when an Interested Director is Chair of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the establishment of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, each of which is comprised solely of Independent Directors and the appointment of a chief compliance officer, with whom the Independent Directors meet regularly without the presence of Interested Directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board of directors’ leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board of Directors’ Role in Risk Oversight

Our Board performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire Board and is comprised solely of Independent Directors and (b) active monitoring by our Chief Compliance Officer and of our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee assists our Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the accounting and financial reporting processes, our valuation process, our systems of internal controls regarding finance and accounting and audits of our financial statements.

Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which our Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the Independent Directors at least once each year.

We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage, as defined in the 1940 Act, must equal at least 150% immediately after each time we incur indebtedness, and we generally must invest at least 70% of our total assets in “qualifying assets.” In addition, we are not generally permitted to invest in any portfolio companies in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Communications with Directors
All interested parties, including stockholders, may send communications to the Board, the Independent Directors, the Chair or any other individual Director, by addressing such communication to the Board, the Independent Directors, the Chair or to the individual Director, c/o Morgan Stanley Direct Lending Fund, 1585 Broadway, 23rd Floor, New York, NY 10036.
SOX Code of Ethics
The Company has adopted a Code of Ethics for Principal Executive and Senior Financial Officers under the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act” and, such code of ethics, the “SOX Code of Ethics”), which applies to, among others, our principal executive officer and principal financial officer. There have been no material changes to our SOX Code of Ethics or material waivers of the SOX Code of Ethics that apply to our Chief Executive Officer or Chief Financial Officer.
Corporate Governance Guidelines
The Company has adopted Corporate Governance Guidelines which apply to, among other things, the authority and duties of the directors, the composition of the Board and the role of the Chairman of the Board. The Corporate Governance Guidelines are available on our website at www.msdl.com.
Insider Trading Policy
The Company has adopted an Insider Trading Policy that governs the purchase, sale, and/or any other dispositions of our se curiti
es by directors, officers, employees and other covered persons and is designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us. To the extent we engage in transactions in our securities, we do so in accordance with applicable laws. The Company’s insider trading policy is filed as an exhibit to the Company’s Annual Report on Form
10-K
for the year ended December 31, 2025.
Committees of the Board of Directors
An Audit Committee, a Nominating and Corporate Governance Committee, and Compensation Committee have been established by our Board.
Audit Committee
The members of the Audit Committee are Joan Binstock, Bruce D. Frank, Adam Metz, and Kevin Shannon, each of whom is financially literate, is not considered an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act and meets the independence requirements of Rule 10A(m)(3) of the Exchange Act and meet the definition of “independent directors” under the corporate governance standards of the NYSE. Bruce D. Frank serves as Chair of the Audit Committee. Our Board has determined that Joan Binstock, Bruce D. Frank, Adam Metz, and Kevin Shannon are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation
S-K
of the Exchange Act. The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee charter is available on our website at www.msdl.com. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of certain of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving
the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements.

The Audit Committee held four meetings during the year ended December 31, 2025.
Nominating and Corporate Governance Committee
The members of the Nominating and Corporate Governance Committee are Joan Binstock, Bruce D. Frank, Adam Metz, and Kevin Shannon, each of whom is not considered an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Joan Binstock serves as Chair of the Nominating and Corporate

Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board. The Nominating and Corporate Governance Committee charter is available on our website at www.msdl.com.The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating qualified nominees to be elected to the Board by our stockholders at the annual stockholder meeting, selecting qualified nominees to fill any vacancies on our Board or a committee of the Board (consistent with criteria approved by our Board), developing and recommending to our Board a set of corporate governance principles applicable to us and overseeing the evaluation of our Board and our management.
The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. The Nominating and Corporate Governance Committee charter provides that the Board will take into account whether the individual’s professional experience, education, skills and other individual qualities and attributes would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. The Nominating and Corporate Governance Committee and the Board may also determine specific experience, qualifications, attributes and skills they are seeking in director candidates based on the needs of the Company in light of the Company’s long-term strategy. In considering candidates for the Board, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these criteria.
The Nominating and Corporate Governance Committee held three meetings during the year ended December 31, 2025.
Compensation Committee
The members of our Compensation Committee are Joan Binstock, Bruce D. Frank, Adam Metz and Kevin Shannon, each of whom is not considered an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act and meet the definition of “independent directors” under the corporate governance standards of the NYSE. Mr. Shannon serves as Chair of the Compensation Committee. The Compensation Committee operates pursuant to a charter approved by our Board. The Compensation Committee charter is available on our website at www.msdl.com. The Compensation Committee will be responsible for determining, or recommending to the Board for determination, the compensation paid directly by the Company, if any, to the Company’s chief executive officer and all other executive officers of the Company. The Compensation Committee will also assist the Board with matters related to compensation generally. As none of the Company’s executive officers currently is compensated directly by the Company, the Compensation Committee will not produce and/or review a report on executive compensation practices.
The Compensation Committee held one meeting during the year ended December 31, 2025.
Director Nominations
Nomination for election as a Director may be made by the Nominating and Corporate Governance Committee or by a stockholder who was a stockholder of record at the time of provision of notice, at the Record Date and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws.
The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to our Board, our Company and our stockholders. In considering potential candidates, the Nominating and Corporate Governance Committee shall discuss the specific experience, qualifications, attributes and skills that may lead it to the conclusion that such candidate should serve as a Director or a committee member for the Company, in light of the Company’s business and structure. The Nominating and Corporate Governance Committee evaluates the qualifications of individuals for election as members of the Board (or a committee thereof), including, to the extent required, compliance with the independence and other applicable requirements of the 1940 Act and the SEC, all other applicable laws, rules and regulations and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and factors such as the individual’s experience, perspective, skills, and knowledge of the industry in which the Company operates.
Rule
17j-1
Code of Ethics
We and our Adviser have adopted a code of ethics pursuant to Rule
17j-1
under the 1940 Act (the “Joint Code of Ethics”) that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the Joint Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the Joint Code of Ethics’ requirements. The Joint Code of Ethics is available on our website at www.msdl.com.
Our Code of Ethics does not expressly prohibit directors, officers or employees of the Company or the Adviser from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or from otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock.
Involvement in Certain Legal Proceedings
The Company is not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against the Company. The Company may become party to certain lawsuits in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.
Election of Officers
Our Board elects our officers and each of our officers serves until his or her earlier death, resignation or termination or until his or her successor is duly elected and qualified.
Compensation and Insider Participation
Compensation of Independent Directors
Independent Directors receive an annual fee of $125,000 (prorated for any partial year) and an additional fee of $15,000 per year for the chair of the Audit Committee. We also pay the reasonable out-of-pocket
expenses for each Independent Director incurred in connection with fulfillment of his or her duties as an Independent Director.
The Independent Directors review their own compensation and recommend to the Board the appropriate level of compensation. This level of compensation may be adjusted from time to time. In conducting their review, the Independent Directors use such information as they deem relevant, including compensation paid to directors of other BDCs of similar size and the time and effort required of the Directors in fulfilling their responsibilities to the Company. The Board determines the compensation of the Independent Directors.

The following table sets forth information concerning total compensation earned by or paid to each of our Independent Directors during the fiscal year ended December 31, 2025. No compensation is paid by the Company to any Interested Director of the Company.

	Total Compensation from the Company	Total Compensation from the Fund Complex (1)
Joan Binstock	$125,000	$418,750
Bruce D. Frank	$140,000	$465,625
Kevin Shannon	$125,000	$418,750
Adam Metz	$125,000	$418,750

(1)
The “Fund Complex” consists of the Company, T Series Middle Market Loan Fund LLC, North Haven Private Income Fund LLC, North Haven Private Income Fund A LLC, LGAM Private Credit LLC, and SL Investment Fund II LLC.

Compensation of Executive Officers
None of our executive officers receive direct compensation from us. Any compensation paid for services relating to our financial reporting and compliance functions will be paid by MS Private Credit Administrative Services LLC, our administrator (the “Administrator”), subject to reimbursement by us of an allocable portion of such compensation for services rendered to us. To the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our Administrator.
Timing of Grants of Options
We did not grant awards of stock options, stock appreciation rights or similar option-like instruments during the fiscal year ended December 31, 2025. Accordingly, we have nothing to report under Item 402(x) of Regulation
S-K.
Certain Relationships and Related Party Transactions
Investment Advisory Agreement
On January 24, 2024, the Company entered into an amended and restated investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. Pursuant to the Investment Advisory Agreement, we pay the Adviser a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee that is calculated based on our net investment income and an incentive fee calculated on our cumulative capital gains. In addition, we reimburse the Adviser for certain expenses it incurs on our behalf. Members of our senior management also serve as principals of other investment managers affiliated with our Adviser that manage, and may in the future manage, investment funds, accounts or other investment vehicles with investment objectives similar to ours
. The Investment Advisory Agreement was most recently approved by the Board, including a majority of the Independent Directors, for renewal for an additional one-year
term in August 2025.
For the year ended December 31, 2025, base management fees were $37,825,165 net of waiver. As of December 31, 2025, $9,596,101 was payable to the Adviser relating to base management fees. For the year ended December 31, 2025, $35,309,585 of income-based incentive fees were earned by the Adviser. As of December 31, 2025, $7,280,674 was payable to the Adviser relating to income-based incentive fees. For the year ended December 31, 2025, there were no capital gains incentive fees earned by the Adviser.

Administration Agreement

On November 25, 2019, we entered into the Administration Agreement with our Administrator (the “Administration Agreement”). We do not currently have any employees. We pay no compensation directly to any interested director or executive officer of the Company. The Company pays the Administrator its allocable portion of certain expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including the Company’s allocable portion of the cost of the Company’s Chief Financial Officer and Chief Compliance Officer. The Administrator is reimbursed for certain expenses it incurs on the Company’s behalf. The Administration Agreement was most recently approved by the Board, including a majority of the Independent Directors, for renewal for an additional one-year term in August 2025.

Our Administrator, pursuant to a sub-administration agreement, has engaged State Street Bank and Trust Company to act on behalf of our Administrator in the performance of certain other administrative services for us.

For the year ended December 31, 2025, the Company incurred $287,469 in expenses under the Administration Agreement which were recorded in administrative service expenses in the Consolidated Statements of Operations included in the Annual Report. As of December 31, 2025, $69,431 was unpaid and included in payable to affiliate in the Consolidated Balance Sheets in the Annual Report.

Morgan Stanley & Co. Related Transactions

Morgan Stanley & Co. LLC (“MS&Co”), a wholly owned subsidiary of Morgan Stanley and an affiliate of the Investment Adviser, served as a lead book-runner in connection with our initial public offering and received underwriting fees of $1,240,820 in connection with closing.

In addition, MS&Co served as an initial purchaser in connection with the placement by the Company of $350,000,000 in aggregate principal amount of 6.15% notes due 2029 and received aggregate fees of $210,180.

MS&Co also served as an underwriter in connection with the public offering by the Company of $350,000,000 in aggregate principal amount of 6.00% notes due 2030 and received aggregate fees of $210,000.

Review, Approval or Ratification of Related Party Transactions

The Audit Committee conducts quarterly reviews of any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the SOX Code of Ethics and the Joint Code of Ethics. Each of the Company’s Directors and officers must notify the Chief Financial Officer, Chief Compliance Officer and/or the Company’s legal counsel of any potential related party transactions. In addition, each such director and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

Address of Our Adviser and Administrator

The principal executive offices of the Adviser and the Administrator are located at 1585 Broadway, 23rd Floor, New York, NY 10036.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our Directors, executive officers, and persons who own 10% or more of our voting stock to file reports of ownership and changes in ownership of our equity securities with the SEC. Directors, executive officers, and 10% or more holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Our Directors, executive officers, and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the year ended December 31, 2025, except for one Form 3 and one Form 4 for Mr. Krishnan, following his appointment as an executive officer, due to administrative oversight.

Required Vote

Each Director nominee shall be elected by the affirmative vote of a majority of the total votes cast at the Meeting virtually or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares represented by broker non-votes also are not considered votes cast and thus have no effect on the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

THE ELECTION OF EACH OF DAVID N. MILLER AND KEVIN SHANNON.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Deloitte to serve as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2026. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of Deloitte as our independent registered public accounting firm. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Deloitte and may retain Deloitte or another independent registered public accounting firm without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

Deloitte’s representatives are expected to be available telephonically for the Meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions asked by our stockholders.

Principal Accountant Fees and Services

Set forth in the table below are audit fees and non-audit related fees billed to the Company and payable to Deloitte for professional services performed for the Company’s fiscal years ended December 31, 2025 and 2024.

Fiscal Year/Period	Audit Fees	Audit- Related Fees(1)	Tax Fees(2)	All Other Fees(3)
2025	$575,000	$170,000	$—	$50,000
2024	$605,000	$65,000	$—	$30,000

(1)	“Audit-Related Fees” are those fees billed to the Company relating to audit services provided by Deloitte.
(2)	“Tax Fees” are those fees billed to the Company in connection with tax consulting services performed by Deloitte.
(3)	“All Other Fees” are those fees billed to the Company in connection with permitted non-audit services performed by Deloitte.

The Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company and for permitted non-audit services for the Company’s investment advisers and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. All of the audit and non-audit services described above for which fees were incurred by the Company for the fiscal year ended December 31, 2025 were pre-approved by the Audit Committee, in accordance with its pre-approval policy.

Audit Committee Report

As part of its oversight of the Company’s financial statements, on February 26, 2026, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements to be filed with the SEC for the fiscal year ended December 31, 2025. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States and reviewed significant accounting matters with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (the “PCAOB”).

The Audit Committee has pre-approved, in accordance with its pre-approval policy, the permitted audit, audit-related, tax, and other services to be provided by Deloitte, the Company’s independent registered public accounting firm, in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee, Bruce D. Frank, who reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Deloitte to management.

The Audit Committee received and reviewed the written disclosures from Deloitte required by the applicable PCAOB rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence and has discussed with Deloitte its independence. The Audit Committee has reviewed the audit fees paid by the Company to Deloitte. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Deloitte from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s financial statements as of and for the year ended December 31, 2025 be included in the 2025 Form 10-K, for filing with the SEC. The Audit Committee also recommended the appointment of Deloitte to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

Audit Committee Members:

Bruce D. Frank, Chair

Joan Binstock

Adam Metz

Kevin Shannon

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of a majority of the votes cast at the Meeting, virtually or by proxy, provided a quorum is present, is required to ratify the appointment of Deloitte to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF DELOITTE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

OTHER BUSINESS

The Board is not aware of any other matter to be submitted at the Meeting. If any other matter properly comes before the Meeting, the persons named in the form of proxy generally will have discretionary authority to vote the shares thereby represented in accordance with their judgment.

Whether or not you expect to participate in the virtual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote via the Internet or telephone, or request, sign, date and return a proxy card so that you may be represented at the Meeting. The Meeting will be a completely virtual meeting of stockholders and conducted exclusively via a live webcast. To participate in the Meeting, visit www.virtualshareholdermeeting.com/MSDLF2026 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 9:15 a.m., Eastern Time. Please allow time for online check-in procedures. For questions regarding the virtual Meeting and voting, please contact us by phone at 212-761-4000 or by email at msdl@morganstanley.com. You may also contact us by writing to Morgan Stanley Direct Lending Fund, 1585 Broadway, 23rd Floor, New York, NY 10036, Attention: Secretary.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2027 ANNUAL MEETING OF

STOCKHOLDERS

Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules

Any proposal of a stockholder intended to be included in our Proxy Statement and voting instruction card for the 2027 annual meeting of stockholders pursuant to the SEC’s Rule 14a-8 must be received by us no later than December 18, 2026. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the Proxy Statement. All proposals should be addressed to Morgan Stanley Direct Lending Fund, 1585 Broadway, New York, NY 10036, Attention: Secretary.

Bylaw Requirements for Stockholder Submission of Nominations and Proposals

A stockholder recommendation for nomination of a person for election to our Board or a proposal for consideration at our 2027 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our Bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our Proxy Statement and voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our Bylaws require that, to be timely, a stockholder’s notice shall set forth all information required and shall be delivered to the Secretary at the principal executive office of the Company at the above address not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the Meeting. As a result, a stockholder’s notice pursuant to these provisions of our Bylaws must be received no earlier than November 18, 2026 and no later than 5:00 p.m., Eastern Time, on December 18, 2026; provided, however, that in the event that the date of the 2027 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2027 annual meeting of stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such meeting is first made.

ANNUAL REPORT

A copy of our Annual Report, which consists of our 2025 Form 10-K (including financial statements), is available, along with the Proxy Statement, online at www.proxyvote.com. If a printed copy of the Proxy Statement is requested, the Annual Report will be furnished with the Proxy Statement free of charge by calling the toll-free number 212-761-4000, by e-mail at msdl@morganstanley.com, or by mail sent to Morgan Stanley Direct Lending Fund, 1585 Broadway, 23rd Floor, New York, NY 10036, Attention: Erin Hood.

WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE MEETING, WE URGE YOU TO VOTE OVER THE INTERNET, BY TELEPHONE OR BY MARKING, SIGNING AND RETURNING YOUR PROXY OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

SCAN TO VIEW MATERIALS & VOTE w MORGAN STANLEY DIRECT LENDING FUND 1585 BROADWAY VOTE BY INTERNET NEW YORK, NEW YORK 10036 Before The Meeting—Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 31, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/MSDLF2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 31, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V91572-P49913 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MORGAN STANLEY DIRECT LENDING FUND The Board of Directors recommends you vote FOR the following: 1. To elect two Directors of the Company, each to serve for a three-year term until his successor has been elected and qualified or until his earlier resignation, removal, death or incapacity: Nominees: For Against Abstain 1a. David N. Miller ! ! ! 1b. Kevin Shannon ! ! ! The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. ! ! ! 3. To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof. Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders of Morgan Stanley Direct Lending Fund to Be Held Virtually on June 1, 2026. The Notice and Proxy Statement and Form 10-K for this meeting are available at: www.proxyvote.com V91573-P49913 MORGAN STANLEY DIRECT LENDING FUND 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD VIRTUALLY ON JUNE 1, 2026 This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Direct Lending Fund (the “Fund”). The undersigned hereby constitutes and appoints Orit Mizrachi and David Pessah (or their duly authorized designees), and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the Fund, held of record by the undersigned on April 6, 2026 at the 2026 Annual Meeting of Stockholders of the Fund to be virtually held at the following Website: www.virtualshareholdermeeting.com/MSDLF2026 on June 1, 2026 at 9:30 a.m., Eastern Time. To participate in the Virtual Meeting, enter the 16-digit control number from the box marked by the arrow on reverse side of this card. Online check-in will begin at 9:15 a.m., Eastern Time. Please allow time for online check-in procedures. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof. If no direction is made, this proxy will be voted “FOR” the Proposals described in the Proxy Statement. PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE